AMENDMENT TO
             RESEARCH COLLABORATION AND LICENSE AGREEMENT (U.S.)

  This Amendment to the Research Collaboration and License Agreement (U.S.) is entered into as of this 12th day of June, 1998 by and between Biogen, Inc., a Massachusetts corporation located at 14 Cambridge Center, Cambridge, MA 02142 ("Biogen") and CV Therapeutics, Inc., a Delaware corporation with principal offices located at 3172 Porter Drive, Palo Alto, CA 94304 ("CVT").

  WHEREAS, Biogen and CVT are parties to a certain Research Collaboration and License Agreement (U.S.), dated as of March 7, 1997 (the "U.S. Research Agreement") and Biotech Manufacturing Ltd. ("BML") and CVT are parties to a certain Loan Agreement dated as of March 7, 1997 (the "Loan Agreement") in connection therewith; and

  WHEREAS, in connection with the amendment to the Loan Agreement, the parties desire to amend the U.S. Research Agreement to change the definition of "Performance Assessment Study";

  NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, the parties agree as follows:

  1.  Definitions.

      The capitalized terms used in this Amendment shall have the meanings assigned to such terms in the U.S. Research Agreement.

  2.  Amended provisions.

      Biogen and CVT agree that the U.S. Research Agreement shall be amended in the manner set forth below:

      (a) Section 1.19 of the U.S. Research Agreement is amended to be, and read, in its entirety as follows:

      The term "PHASE II PERFORMANCE ASSESSMENT STUDY" shall mean the clinical study known as BG1205.

  3.  Ratification.

      Except as otherwise expressly set forth in this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.

  IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.


BIOGEN, INC.                    CV THERAPEUTICS, INC.



By:       /s/ James R. Tobin           By:       /s/ Louis G. Lange

Title:   Chief Executive Officer       Title:   Chief Executive Officer